UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 12, 2007

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

213 South Main Street Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (320) 848-6231

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 1 – 7 are not applicable and therefore omitted

ITEM 8.01    OTHER EVENTS

On September 12, 2007 Communications Systems, Inc. announced that its Board of Directors authorized management to repurchase, within its discretion, up to 500,000 shares of the Company’s common stock. The repurchase program is effective immediately. The repurchase program announced September 12, 2007 follows the completion of a similar repurchase authorization that resulted in the repurchase of 199,000 shares in 2007. A copy of the press release pursuant to which the stock repurchase program was announced is attached as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following are filed as exhibits to this Current Report:

Exhibit No.	Description of Exhibit
99.1	Press Release issued September 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ Paul N. Hanson
Paul N. Hanson Its: Chief Financial Officer

Dated:   September 12, 2007